NOTICE OF GUARANTEED DELIVERY
                                       FOR
                       TENDER OF SHARES OF COMMON STOCK OF
                           THE ASIA TIGERS FUND, INC.

     This form, or one substantially equivalent hereto, must be used to accept the Repurchase Offer (as defined below) if stockholders' certificates for shares of common stock, par value $0.001 per share (the "Shares") of The Asia Tigers Fund, Inc. (the "Fund"), are not immediately available or time will not permit the Letter of Transmittal and other required documents to be delivered to the Depositary on or before 5:00 p.m., New York City time, January 17, 2003 (the "Repurchase Request Deadline"). The Fund has established a record date of December 13, 2002, for identifying stockholders eligible to receive Repurchase Offer materials. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary, and must be received by the Depositary on or before the Repurchase Request Deadline. See Section 5, "Procedure for Tendering Shares," of the Offer to Purchase.


                                 THE DEPOSITARY:

                                    PFPC INC.

                             Facsimile Copy Number:
                                  781-575-4826


                              Confirm by Telephone:
                                  781-575-4816


                          For Account Information Call:

                    Georgeson Shareholder Communications Inc.

                             Toll Free: 877-847-1383


               By First Class Mail, By Overnight Courier, By Hand:

         BY FIRST CLASS MAIL:                 BY REGISTERED, CERTIFIED                       BY HAND:
                                                 OR EXPRESS MAIL OR
                                                 OVERNIGHT COURIER:

               PFPC Inc.                              PFPC Inc.                   Securities Transfer & Reporting
   c/o EquiServe Trust Company, N.A.      c/o EquiServe Trust Company, N.A.               Services, Inc.
        Attn: Corporate Actions                Attn: Corporate Actions           c/o EquiServe Trust Company, N.A.
            P.O. Box 43025                        150 Royall Street                     100 William Street
       Providence, RI 02940-3025                  Canton, MA 02021                      New York, NY 10038

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        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
       ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED
                   ABOVE DOES NOT CONSTITUTE A VALID DELIVERY

--------------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to The Asia Tigers Fund, Inc. (the "Fund"), upon the terms and subject to the conditions set forth in its Offer to Repurchase, dated December 20, 2002 and the related Letter of Transmittal (which together constitute the "Repurchase Offer"), receipt of which is hereby acknowledged, the number of Shares set forth on the reverse side pursuant to the guaranteed delivery procedures set forth in Section 5, "Procedure for Tendering Shares," of the Offer to Repurchase.

--------------------------------------------------------------------------------

   Number of Shares Tendered:_________________________________

   Certificate Nos. (if available):

   _________________________________________________________________________

   _________________________________________________________________________

   If Shares will be tendered by book-entry transfer, check box:

   [ ] The Depository Trust Company

   Account Number:

   _________________________________________________________________________
   Name(s) of Record Holder(s):

   _________________________________________________________________________

   _________________________________________________________________________
   Address:

   _________________________________________________________________________

   _________________________________________________________________________
   Area Code and Telephone Number:

   _________________________________________________________________________

   _________________________________________________________________________
   Taxpayer Identification (Social Security) Number:

   _________________________________________________________________________

   The undersigned also tenders all uncertificated Shares that may be held in the name of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan:

   _____________ Yes  _____________ No

                 (Note: If neither of these boxes is checked,
            any such uncertificated Shares will not be tendered.)


   Dated:_______________________ , 2003        _____________________________

                                               _____________________________
                                                      Signature(s)

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                                        2

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                                    GUARANTEE

   The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States, hereby (a) guarantees to deliver to the Depositary certificates representing the Shares tendered hereby, in proper form for transfer (or tender shares pursuant to the procedures for book-entry transfer) into the Depositary's account at The Depositary Trust Company, together with (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and (ii) other required documents, within three business days after the Repurchase Request Deadline of the Repurchase Offer, and (b) represents that such tender of Shares complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended.

   Name of Firm:______________________    ___________________________________
                                              (AUTHORIZED SIGNATURE)

   Address:___________________________    Name:______________________________
                                                      (PLEASE PRINT)

           ___________________________    Title:_____________________________
             CITY     STATE   ZIP CODE

   Area Code and Tel. No. ____________    Dated:______________________ , 2003

          DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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